UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 28, 2005

Frontier Airlines, Inc.
(Exact name of registrant as specified in its charter)

Colorado	0-24126	84-1256945
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 Tower Road, Denver, Colorado		80249
(Address of principal executive offices)		(Zip Code)

720-374-4200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operation and Financial Condition

On January 27, 2005, Frontier Airlines, Inc. issued a press release entitled "Frontier Airlines Reports Fiscal Third Quarter 2005 Results" that incorrectly reported the Company’s Mainline CASM excluding fuel and special items as 6.26 cents instead of 6.40 cents for the quarter ending December 31, 2004, and CASM excluding fuel and special items as 6.80 cents instead of 6.81 cents for the quarter ending December 31, 2003. Accordingly, the Company is filing this Form 8-K/A to correct this error and provide the following information for the quarter ending December 31, 2004:

Mainline CASM, excluding fuel and special items decreased 6.0 percent to 6.40 cents from the same period last year, when CASM excluding fuel and special items was 6.81 cents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRONTIER AIRLINES, INC.

Date: January 28, 2005	By:	/s/ JEFF S. POTTER

	Its:	President and CEO

	By:	/s/ PAUL H. TATE

	Its:	CFO